Inventories (Tables)	12 Months Ended
Dec. 31, 2015
Inventory Disclosure [Abstract]
Inventories

	2015	2014	2013
Percentage of total inventories on LIFO	78%	76%	75%
Excess of FIFO over LIFO	$251,060	$331,867	$337,214
Increase in net income due to LIFO	49,658	3,230	12,299
Increase in net income per common share due to LIFO	.53	.03	.12